UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2020

Data443 Risk Mitigation, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	000-30542	86-0914051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 J Morris Commons Lane, Suite 105 Morrisville, North Carolina 27560	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 919-858-6542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Steven Dawson as Chief Financial Officer

Steven Dawson and Data443 Risk Mitigation, Inc. (the “Company”) mutually agreed that Mr. Dawson would depart as the Chief Financial Officer of the Company as of and on 24 January 2020. On December 19, 2019, Mr. Dawson informed the Company that he would pursue other professional opportunities, and that his decision was also based on his completion of numerous objectives established for fiscal 2019. Mr. Dawson and the Company have negotiated for Mr. Dawson’s departure since that time, with Mr. Dawson having minimal involvement with the Company since then. On the 24th of January, 2020, Mr. Dawson and the Company formally agreed on the terms for Mr. Dawson’s departure, and they agreed to execute a mutual release agreement, to be prepared as soon as possible (the “Release Agreement”). It is anticipated that the Release Agreement will provide as follows:

●	Mr. Dawson’s employment with the Company, and his Employment Agreement, terminated as of 24 January 2020.

●	All equity compensation previously earned by and owed to Mr. Dawson as 31 December 2019 will be deemed cancelled as of 31 December 2019.

●	The Company will issue to Mr. Dawson 500,000 shares of common stock as full and complete equity compensation for his services rendered to the Company. The shares will be issued to Mr. Dawson under the Company’s previously filed Form S-8.

●	Mr. Dawson and the Company will mutually release each other from all known and unknown claims.

The foregoing description of the terms and conditions of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which will be filed by the Company subsequent to its execution by Mr. Dawson and the Company.

Appointment of Jason Remillard as Interim Chief Financial Officer

On, and effective, 24 January 2020, Jason Remillard was appointed as interim chief financial officer of the Company. Mr. Remillard is the chief executive officer of the Company, and is the founder of the Company’s wholly-owned subsidiary, Data443 Risk Mitigation, Inc. Mr. Remillard previously served as the Company’s chief financial officer from December, 2017 up to and until the hiring of Mr. Dawson in May, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2020	DATA443 RISK MITIGATION, INC.

	By:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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